                                                                   EXHIBIT 10.49

                              SETTLEMENT AGREEMENT

       THIS AGREEMENT is made and entered into as of the 10th day of April, 2002 by and among the following parties:

       iNTELEFILM Corporation, a Minnesota corporation ("iNTELEFILM"); and

       OLKAHOMA SPORTS PROPERTIES, INC., an Oklahoma corporation ("OSPI"), and FRED M. WEINBERG, a Nevada resident ("Weinberg" and collectively with OSPI called the "Weinberg Parties").

       WHEREAS, OSPI and Weinberg are indebted to iNTELEFILM under that certain promissory note dated September 4, 1998 in the original principal amount of $275,000 (the "Note");

       WHEREAS, OSPI and iNTELEFILM entered into an asset purchase agreement dated May 21, 1998 providing for the sale of the assets of the KMUS-AM radio station (the "Radio Station Purchase Agreement"), which iNTELEFILM has cancelled;

       WHEREAS, the Weinberg Parties own 51 shares of iNTELEFILM common stock (the "Stock");

       WHEREAS, iNTELEFILM has made certain other claims against the Weinberg parties and the Weinberg parties have made certain claims against iNTELEFILM; and

       WHEREAS, the parties desire to resolve and settle their claims in accordance with the terms and provisions of this Agreement,

       NOW, THEREFORE, in consideration of these premises and One Dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties here to agree as follows:

       1. Transfer of KMUS Note and Stock. Upon execution and delivery of this Agreement by iNTELEFILM, (a) OSPI shall assign and transfer to iNTELEFILM all of the rights title and interest of OSPI in that certain promissory note in the original principal amount of $275,000 from Reunion Broadcasting L.L.C. to OSPI (the "KMUS Note"), free and clean of any liens, encumbrances or other restrictions, and deliver to iNTELEFILM the original of the KMUS Note together with the originally executed allonge by OSPI and acknowledgement by the maker of the KMUS Note in the form of Exhibit A attached hereto, including the confirmation therein of the balance owed by the maker of the KMUS Note and the acknowledgment of such maker that future payments under the KMUS Note will be made to iNTELEFILM or its successors or assigns, and (b) the Weinberg Parties shall deliver the certificate(s) for the Stock together with a stock power with medallion signature guaranty transferring the Stock to iNTELEFILM, free and clear of any liens, encumbrances or other restrictions.

       2. Representations of the Weinberg Parties. As a material inducement for iNTELEFILM to enter into this Agreement, the Weinberg parties hereby represent and warrant to iNTELEFILM as follows:

          (a) OSPI is the legal and beneficial owner of the KMUS Note free and clear of any liens, encumbrances or other restrictions. The maker of the KMUS Note has not asserted any right of offset against the KMUS Note. The unpaid principal amount of the KMUS Note is $232,735.98 after giving effect to the scheduled payment made on April 1, 2002 and interest thereon has been paid through April 1, 2002 and no prepayments have been made on the KMUS Note. To the knowledge of the Weinberg Parties, the maker of the KMUS Note is financially solvent and responsible, and able to pay the KMUS Note in accordance with its terms. The maker of the KMUS Note has not asserted any default by OSPI or any claim against OSPI under the asset purchase agreement dated May 21, 1998 between such maker and OSPI, pursuant to which the maker issued the KMUS Note to OSPI.

          (b) The Weinberg Parties are the legal and beneficial owners of the Stock, free and clear of any liens, encumbrances or other restrictions.

          (c) OSPI has the corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. All requisite corporate and other approvals of this Agreement have been obtained by OSPI. Each of the Weinberg Parties has duly executed and delivered this Agreement. This Agreement is the binding and valid obligation of the Weinberg Parties enforceable against the Weinberg Parties in accordance with its terms. The execution, delivery and performance of this Agreement by the Weinberg Parties, including but not limited to the assignment of the KMUS Note and Stock to iNTELEFILM, will not violate, result in a breach of or default under (i) the articles of incorporation or by-laws of OSPI, (ii) any contract, agreement or other instrument binding upon either of the Weinberg Parties or to which any of their respective properties or assets are subject, or (iii) any law or regulation to which any of the Weinberg Parties or their properties is subject.

               (d) OSPI is not insolvent and is able to pay its debts and liabilities in the ordinary course without any funds provided from the payments on the KMUS Note.

       3. Representations and Warranties of iNTELEFILM. As a material inducement for the Weinberg Parties to enter into this Agreement, iNTELEFILM hereby represents and warrants to the Weinberg Parties as follows:

          (a) iNTELEFIM has the corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. All requisite corporate and other approvals of this Agreement have been obtained by iNTELEFILM.

          (b) iNTELEFILM has duly executed and delivered this Agreement. This Agreement is the binding and valid obligation of iNTELEFILM enforceable against iNTELEFILM in accordance with its terms. The execution, delivery and performance of this Agreement by iNTELEFILM will not violate, result in a breach of or default under (i) the articles of incorporation or by-laws of iNTELEFILM,
       (ii) any contract, agreement or other instrument binding upon iNTELEFILM or to which any of its properties or assets are subject, or (iii) any law or regulation to which any of the Weinberg Parties or their properties is subject.

       4. General Release by Weinberg Parties. In consideration of the agreements set forth herein, the Weinberg Parties for himself/itself and his/its heirs, personal representatives and assigns hereby release, acquit and forever discharge iNTELEFILM, all direct or indirect majority-owned subsidiaries of iNTELEFILM and the officers, directors, employees and agents of iNTELEFILM and its subsidiaries (the "iNTELEFILM Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets, and liabilities of any kind or character, whatsoever, whether known or unknown, arising prior to the date hereof. This release includes, without limitation, any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets, and liabilities of any kind or character whatsoever arising out of or in connection with the Radio Station Purchase Agreement. Further, the Weinberg Parties acknowledge and agree that the iNTELEFILM Parties recommend that the Weinberg Parties seek legal counsel regarding this Agreement, including the general release contained in this paragraph 4, and that the Weinberg Parties have signed this Agreement understanding the legal effect and significance of the provisions contained in this Agreement. The Weinberg Parties acknowledge and agree that they have executed this Agreement freely, voluntarily and because they wanted to so, after consulting with competent legal counsel with whom they are satisfied.

       5. Conditional General Release by iNTELEFILM. Subject to the conditions to effectiveness set forth below in subparagraphs 5(a) - (c) below and the conditions subsequent in subparagraph 5(d) below, iNTELEFILM agrees to provide the general release in favor of the Weinberg Parties in the form of Exhibit B attached hereto (the "iNTELEFILM Release"). Upon execution and delivery of this Agreement, iNTELEFILM shall execute and deliver iNTELEFILM Release in escrow with its counsel, Kaplan, Strangis and Kaplan, P.A. ("Escrow Agent") in Minneapolis, Minnesota with instructions to send via Federal Express on July 15, 2002 the iNTELEFILM Release to the Weinberg Parties at the address set forth in this Agreement unless iNTELEFILM delivers to the Escrow Agent and the Weinberg Parties a statement by a corporate officer of iNTELEFILM under oath that one or more of the conditions set forth in subparagraphs 5(a) - (c) to the effectiveness of the iNTELEFILM Release to the Weinberg Parties is not satisfied on or before that date. The effectiveness of the iNTELEFILM Release is subject to the following conditions, the failure of any of which shall void the iNTELEFILM Release ab initio whether or not the iNTELEFILM Release has been delivered to the Weinberg Parties:

          (a) Performance of Weinberg Parties. The Weinberg Parties shall have performed all of their obligations under this Agreement and the representations and warranties of the Weinberg Parties shall be true, correct and complete.

          (b) No Adverse Claims and Performance of Maker under the KMUS Note. No person shall have asserted an interest in the KMUS Note, including by not limited to any claims of fraudulent conveyance, and the maker of the KMUS Note shall not have made any claim of offset or otherwise failed to pay any amount when due under the KMUS Note.

          (c) No Bankruptcy, Etc. of Weinberg Parties. None of the Weinberg Parties shall have: (i) admitted in writing his/its inability to pay his/its debts generally as they become due; (ii) filed a petition in bankruptcy or petition to take advantage of any insolvency act; (iii) made an assignment for the benefit of creditors; (iv) consented to, or acquiesced in, the appointment of a receiver, liquidator or trustee of him/itself or of the whole or any substantial part of his/its properties or assets; or (v) filed a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable laws. A court of competent jurisdiction shall not have entered an order, judgment or decree appointing a receiver, liquidator, or trustee of any of the Weinberg Parties, or of the whole or any substantial part of the property or assets of any of the Weinberg Parties and such order, judgment or decree shall remain unvacated, or not set aside, or unstayed for 30 days. No petition shall have been filed against any of the Weinberg Parties seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law and such petition shall remain undismissed for 60 days, or under the provisions of any other law for the relief or aid of debtors. No court of competent jurisdiction shall have assumed custody or control of any of the Weinberg Parties or of the whole or any substantial part of his/its property or assets and such custody or control shall remain unterminated or unstayed for 30 days. No attachment or execution shall have been levied against the KMUS Note due to the ownership of the KMUS by OSPI at one time.

          (d) Condition Subsequent. Since the KMUS Note is subject to certain rights of offset, the Weinberg Parties agree to pay to iNTELEFILM the amounts otherwise payable under the KMUS Note that would paid had the maker not exercised its right of offset.

       6. Notices. Any notice or communication required or permitted to be given by the provisions of this Agreement shall be deemed to have been effectively given and received on the date personally delivered to the respective party to whom it is directed, or three (3) days after the date when deposited by registered or certified mail, with postage and charges prepaid and addressed to such party at the address set forth below.

          If to iNTELEFILM:

          Crosstown Corporate Center
          6385 Old Shady Oak Road
          Suite 290
          Eden Prairie, MN  55344
          Attention:  Chief Executive Officer

          If to the Weinberg Parties:

          c/o Fred M Weinberg
          5010 Spencer
          Las Vegas, NV 89119

Any party may change its address by delivering a written change of address to all of the other parties in the manner set forth in this paragraph 6.

       7. Miscellaneous. This Agreement shall be governed by the law of the State of Minnesota, regardless of the domicile of the parties. Time is of the essence of the Agreement. This Agreement constitutes the complete agreement between the parties with respect to its subject matter. This Agreement cannot be amended, altered or modified except by an instrument in writing, signed by the party against whom enforcement of the amendment, alteration or modification is sought. In the event of any breach of this Agreement or dispute regarding the enforcement or terms of this Agreement, the prevailing party shall be entitled to recover, in addition to any other damages or remedies, the costs and expenses incurred by such party in enforcing this Agreement or prevailing in such dispute, including but not limited to reasonable attorneys fees and other litigation expenses. The parties consent to the non-exclusive jurisdiction of the Federal and state courts located in the State of Minnesota in connection with any dispute relating to this Agreement or transactions contemplated hereby.

       IN WITNESS WERHEOF, the parties have duly executed and delivered this Agreement as of the date and year first above written.

INTELEFILM Corporation


By:   /s/ Mark A. Cohn
   -------------------------------------
   Mark A. Cohn, Chief Executive Officer


OKLAHOMA SPORTS PROPERTIES, INC.


By:  /s/ Fred M. Weinberg
   -------------------------------------
   Fred M. Weinberg, President




    /s/ Fred M. Weinberg
-------------------------------------
Fred M. Weinberg

                           EVIDENCE OF PROMISSORY NOTE


       COMES NOW D. Stanley Tacker, on behalf of Reunion Broadcasting L.L.C and John Street, on behalf of Oklahoma Sports Properties, Inc., who hereby certify and verify that certain promissory note (a copy of which is attached hereto as Exhibit "A") was executed on September 4, 1998, by Reunion Broadcasting, L.L.C. and given to Oklahoma Sports Properties, Inc. on that date in the original amount of Two Hunderd Seventy Five Thousand Dollars ($275,000.00).

       That the original note has been lost and the undersigned verify and agree that Exhibit "A" is a true and correct copy of the original. It is agreed and understood by all parties that this document and the attachments do not create new obligations or debt, but merely verifies the existence and terms of the noted dated September 4, 1998.

       Dated this 29 day of March, 2002

                                            REUNION BROADCASTING L.L.C.

                                            By: /s/ D. Stanley Tacker
                                            ------------------------------------
                                            D. Stanley Tacker, Manager


                                            OKLAHOMA SPORTS PROPERTIES, INC.


                                            By:  /s/ John Street
                                            ------------------------------------
                                            John Street, Vice President

                                                                       EXHIBIT A

       (A)   PROMISSORY NOTE



$275,000.00                   Tulsa, Oklahoma                  September 4, 1998



    FOR VALUE RECEIVED, the undersigned, Reunion Broadcasting L.L.C., an Oklahoma limited liability company, ("Maker"), promises to pay to the order of Oklahoma Sports Properties, Inc., an Oklahoma corporation, ("Payee"), the principal sum of Two Hundred Seventy-five Thousand Dollars ($275,000.00), together with interest on all unpaid amounts of principal at the rate of Seven percent (7%) per annum. Principal and interest shall be payable as follows:

        Installment payments inclusive of principal and interest shall be $2,471.78 on the fourth day of October, 1998, and $2,471.78 on the first day of each month thereafter for one hundred eighty (179) months at which time all unpaid amounts, if any, shall be due in full.

This Promissory Note may be prepaid at any time without penalty or premium.

    The holder hereof, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interest, or liens given for the benefit of the holder in connection with the payment of this Note, and such waiver or surrender shall not, in any manner, affect, limit, modify, or otherwise impair any rights, guarantees, or security of the holder not specifically waived, released, or surrendered in writing, nor shall any maker, guarantor, endorser, or any person who is or might be liable hereof, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon. The obligations of Maker hereunder are subject to any claims, offsets or remedies of Maker, arising under the terms of that certain Asset Purchase Agreement between Maker and Payee dated May 21, 1998 which may be asserted as a defense to payment obligations hereunder.

    If payment required by this Note to be made is not made when due, and provided that Payee is not in default under the provisions of the Asset Purchase Agreement dated May 21, 1998, the Payee may, at its option, without notice or demand, declare this Note in default and all indebtedness due and owing hereunder immediately due and payable. In the event of a default, the entire unpaid balance shall be immediately due and payable, together with interest from the date of default on such unpaid balance at the rate of fifteen percent (15%). The makers, endorsers, guarantors, and sureties of the Note hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and, they agree to any renewal of this Note or to any extension, acceleration, or postponement of the time of payment, or any other indulgence, to any substitution, exchange or release of collateral, and to the release of any party or person primarily or contingently liable without prejudice to the holder and without notice to any maker, endorser, guarantor, or surety. The maker hereof, and any guarantor, endorser, surety, or any other person who is or may become liable hereon will, on demand, pay all costs of collection, including reasonable attorney fees of the holder hereof in attempting to enforce payment of this Note, and reasonable attorney fees for defending the validity of any document securing this Note as a valid first and prior lien.

    This Note is executed and delivered in the State of Oklahoma and shall be governed and construed in accordance with the laws of the State of Oklahoma.

                                            "MAKER"

                                            REUNION BROADCASTING L.L.C.



                                            By     /s/
                                              ----------------------------------
                                            D. Stanley Tacker, Its manager